Other operating income (expenses), net	12 Months Ended
Dec. 31, 2023
Notes and other explanatory information [abstract]
Other operating income (expenses), net

31	Other operating income (expenses), net

	2023	2022	2021

Other operating income, net	99,307	64,638	71,877
Other operating expenses	(71,382)	(56,311)	(93,718)

Other operating income (expenses), net	27,925	8,327	(21,841)

Other operating income includes revenue from the sale of property, plant and equipment, contracts awarded in public bids, right to sell electricity, indemnities and reimbursement of expenses, fines and guarantees, property leases, reuse water, PURA projects and services, net of Cofins and Pasep.

Other operating expenses usually record the derecognition of concessions assets due to obsolescence, discontinued construction works, unproductive wells, projects considered economically unfeasible, losses on property, plant and equipment, estimated losses and operational assets indemnification.